ESCROW AND CONTRIBUTION AGREEMENT

     THIS ESCROW AND CONTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into effective on the 12th day of November, 2003 (the "EFFECTIVE DATE") by and among:

     RAPIDTRON, INC., a Nevada corporation ("RAPIDTRON"),

     JOHN CREEL, an individual and President, Chairman of the Board of Directors and shareholder of Rapidtron ("CREEL");

     STEVE MEINEKE, an individual and Secretary, Treasurer, General Manager, Director and shareholder of Rapidtron ("MEINEKE");

     PETER DERMUTZ, an individual and Executive Vice President and shareholder of Rapidtron ("DERMUTZ");

     Ceres Financial Limited, a BVI company ("LEAD INVESTOR"); and

     LEE & GODDARD, LLP, a California limited liability partnership (the "ESCROW AGENT").

Collectively, Creel, Meineke and Dermutz are referred to in this Agreement as the "PRINCIPALS." Rapidtron, the Principals, the Lead Investor and the Escrow Agent are sometimes hereinafter referred to collectively as the "PARTIES."

                                    RECITALS

     WHEREAS, concurrently with the execution and delivery of this Agreement Rapidtron has completed a private placement of Units to certain investors, including the Lead Investor (collectively, the "INVESTORS"), to raise a minimum of $1,600,000 and a maximum of $2,000,000 (the "PRIVATE PLACEMENT"), pursuant to the terms and conditions set forth in that certain Unit Purchase Agreement among the Company, the Principals and the Investors (the "PURCHASE AGREEMENT");

     WHEREAS, each of the Investors, severally and not jointly, agreed to purchase its pro rata portion of Units at the Purchase Price in accordance with the schedule set forth in Section 1.1 of the Purchase Agreement for a cumulative investment of $1,600,000 in the following manner (i) $720,000 in Tranche 1, which closed on the date of this Agreement, (ii) $520,000 in "TRANCHE 2" scheduled to close thirty (30) days after the date of the first Closing and
(iii) $360,000 in "TRANCHE 3" scheduled to close on December 31, 2003 (collectively, the "INVESTMENT COMMITMENT");

     WHEREAS, in connection with the Private Placement, the Principals have made certain representations and warrants in the Purchase Agreement to the Investors related to financial forecasts of Rapidtron contained in Section 4.1 (ii) related to gross revenues for the fifteen month period beginning October 1, 2003 and ending December 31, 2004;

     WHEREAS, pursuant to Section 4.3(b) of the Purchase Agreement, unless the Lead Investor has otherwise consented, Rapidtron and each of the Principals have agreed to limit the number of shares of common stock issued or options (or other securities exercisable to acquire shares of common stock) granted by Rapidtron under all employee or consultant compensatory arrangements to 400,000 or fewer common shares beginning on the Effective Date and ending on termination of the Escrow (defined below) and (i) the exercise price or deemed issue price of any such shares shall be in excess of $1.25 per share, (ii) options granted and shares issued shall vest yearly on a pro rata basis over a period of not less than three (3) years and (iii) options granted and the right to receive shares shall terminate 90 days after termination of such employee's employment or consultant's relationship with Rapidtron (the "MAXIMUM COMPENSATORY COVENANT");

     WHEREAS, under Section 4.3 of the Purchase Agreement, each of the Principals have agreed to enter into this Agreement, and the execution and delivery of this Agreement is a condition to closing the Private Placement;

     WHEREAS, each Principal has determined that it is in the best interest of Rapidtron and the Principal that Rapidtron complete the Private Placement; and

     WHEREAS, the board of directors of Rapidtron has determined that it is in the best interest of Rapidtron and its shareholders to complete the Private Placement and accept the contribution (if any) of the Escrowed Shares, subject to the terms and conditions set forth in this Agreement,

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

1.   Contribution.
     ------------

     (a) Each of the Principals agree, in lieu of any obligation to indemnify the Investors for any breach of representations and warranties contained in
Section 4.1 (ii) of the Purchase Agreement or for any breach of the Maximum Compensatory Covenant:

          (i) upon execution of this Agreement, to place all of the shares of common stock owned by them (in the number set forth beside such Principal's name on Schedule A attached hereto subject to
                                   ----------
               adjustments pursuant to Section 2(d) of this Agreement)(the "ESCROWED SHARES"), into escrow (the "ESCROW");

          (ii) thereafter, to authorize Rapidtron to deliver to the Escrow Agent for deposit into the Escrow any cash and non-cash dividends and other property at any time received or otherwise distributed on, in respect of, or in exchange for, any or all of the foregoing, all securities hereafter issued in substitution for any of the foregoing, all certificates and instruments representing or evidencing such securities, all cash and non-cash proceeds of all of the foregoing property and all rights, titles, interest, privileges and preferences appertaining or incident to the Escrowed Shares (each, a "DISTRIBUTION", together with the Escrowed Shares, the "ESCROW PROPERTY");

         (iii) subject to Section 4(h) below, to contribute such Principal's pro rata amount (based upon such Principal's proportionate share of the Escrowed Shares) of the total number of Escrowed Shares and a pro rata percentage of any Distribution (if any) to Rapidtron, as an additional capital contribution and without further consideration (the "PRINCIPAL CONTRIBUTION"), in an amount equal to one (1) Escrow Share and a pro rata percentage of any Distribution (if any) for:

               (A) each $1.00 Rapidtron's Gross Revenue for the 15 month period beginning October 1, 2003 and ending December 31, 2004 (as determined in accordance with Section 4.1(ii) of the Purchase Agreement) falls below the Principals' projected gross revenue forecast of $10,880,000 for such 15 month period, subject to the terms, conditions and adjustments set forth in this Agreement; and

               (B) (i) each share of common stock issued and each option (or other securities exercisable to acquire a share of common stock) granted by Rapidtron under all compensatory or other arrangements in excess of the Maximum Compensation Issuance and (ii) each share of common stock issued and each option (or other securities exercisable to acquire a share of common stock) granted by Rapidtron which fails to satisfy all of the following criteria (a) the exercise price or deemed issue price of such shares shall be greater than $1.25 per share, (b) options granted and shares issued shall vest yearly on a pro rata basis over a period of not less than three (3) years or (c) options granted and the right to receive shares shall terminate 90 days after termination of such employee's employment or consultant's relationship (as applicable) with the Company, subject to the terms and conditions set forth in this Agreement.

For the purposes of this Agreement, "GROSS REVENUE" is defined as the total revenue reported in the financial statements included in Rapidtron's annual reports on Form 10-KSB or Form 10-K for the relevant periods. For greater certainty and by way of example in Section 1(a)(iii)(A), if Rapidtron's actual Gross Revenue for the 15 month period beginning October 1, 2003 and ending December 31, 2004 is $10,000,000, then the Principals in aggregate shall contribute a total of 800,000 Escrow Shares ($10,880,000 minus $10,000,000 = 880,000) to Rapidtron as additional capital contributions. For greater certainty and by way of example in Section 1(a)(iii)(B), if Rapidtron, under one or more compensation arrangements, issues 1,000,000 shares of common stock and grants options exercisable to acquire 500,000 shares of common stock, then the Principals in aggregate shall contribute a total of 1,000,000 shares of common stock (1,500,000 minus 500,000 = 1,000,000) to
Rapidtron as additional capital contributions.

     (b) Rapidtron agrees to accept any Principal Contribution as an additional capital contribution from the Principal. The Principal Contributions shall be made from Escrow pursuant to the procedures and the adjustments set forth in
Section 4 this Agreement.

2.   Escrow Deposit and Term.
     -----------------------

     (a)  Deposit of Escrow Property.  Each of the Parities agrees and
          --------------------------
acknowledges that (i) concurrent with the execution and delivery of this Agreement each of the Principals shall deliver to the Escrow Agent (A) certificates representing that number of Escrowed Shares set forth beside such Principal's name on Schedule A and (B) an executed Stock Power to transfer such
                    ----------
shares to the Company in substantially the form attached hereto as Schedule B,
                                                                   ----------
and (ii) thereafter, Rapidtron shall be authorized and shall deliver to the Escrow Agent for deposit into the Escrow any Distribution.

     (b) Delivery Receipt. Upon each deposit of Escrow Property, the Escrow Agent shall acknowledge receipt of stock certificates or other instruments representing the Escrowed Shares and any Distributions. The Escrow Agent shall hold the Escrow Property and shall administer the same in accordance with the terms of this Agreement.

     (c)  Escrow Term.  The Escrow shall commence on the date of this Agreement
          -----------
and continue until terminated in accordance with Section 4(g) hereof.

     (d)  Adjustments.  In the event of any change in Escrowed Shares by reason
          -----------
of a stock dividend, split-up, subdivision, consolidation, recapitalization, combination, exchange of shares, or similar transaction or any other extraordinary change in the corporate or capital structure of Rapidtron (including the declaration or payment of an extraordinary dividend of cash, securities or other property), the type and number of shares or securities to be contributed to the Company by the Principals shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, including but not limited to the Stock Power, so that Rapidtron shall receive upon such distribution the number and class of shares and/or other securities and/or cash and/or property that Rapidtron would have received in respect of Escrowed Shares if the distribution had been made immediately prior to such event, or the record date therefor, as applicable, and to the fullest extent Rapidtron would have been entitled to receive such securities, cash or other property.

3.   Investors' Representative; Principal Representative.
     ---------------------------------------------------


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
     (a) In accordance with Section 4.3(f) of the Purchase Agreement, the Lead Investor shall be the representative of the Investors and the Investors shall be bound by any and all actions taken by the Lead Investor on their behalf. The Lead Investor has been appointed and constitutes the true and lawful attorney-in-fact of each Investor, with full power in his/her/its name and on his/her/its behalf to act according to the terms of this Agreement in the absolute discretion of the Lead Investor, and in general to do all things and to perform all acts including, without limitation, executing and delivering all agreements, certificates, receipts, instructions and other instruments contemplated by or deemed advisable in connection with this Agreement. The Parties agree and acknowledge that (i) the Lead Investor shall not be liable for any act done or omitted hereunder as agent for the Investors while acting in good faith and in the exercise of reasonable judgment and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith and (ii) the Investors have agreed to severally indemnify the Lead Investor and hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Lead Investor and arising out of or in connection with the acceptance or administration of his duties hereunder.

     (b) The Principals, Rapidtron and the Escrow Agent shall be entitled to rely upon any communication or writing given or executed by the Lead Investor. All communications or writings to be sent to the Investors pursuant to this Agreement may be addressed to the Lead Investor and any communication or writing so sent shall be deemed notice to all of the Investors hereunder.

     (c) Each of the Principals hereby appoints John Creel (the "PRINCIPAL REPRESENTATIVE") as his the representative and his true and lawful attorney-in-fact with full power, in his name and on his behalf, to act according to the terms of this Agreement in the Principal Representative's absolute discretion, and in general to do all things and to perform all acts including, without limitation, executing and delivering all agreements, certificates, receipts, instructions and other instruments contemplated by or deemed advisable in connection with this Agreement. Notwithstanding the foregoing, the Principal Representative shall inform each Principal of all notices received, and of all actions, decisions, notices and exercises of any rights, power or authority proposed to be done, given or taken by him in connection with the Escrow Property. The Principal Representative shall not be liable for any act done or omitted hereunder as agent for the Principals while acting in good faith and in the exercise of reasonable judgment and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Principals shall severally indemnify the Principal Representative and hold Principal Representative harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Principal Representative and arising out of or in connection with the acceptance or administration of his duties hereunder.

     (d) The Investors, Rapidtron and the Escrow Agent shall be entitled to rely upon any communication or writing given or executed by the Principal Representative. All communications or writings to be sent to the Principals pursuant to this Agreement may be addressed to the Principal Representative and any communication or writing so sent shall be deemed notice to all of the Principals hereunder.

4.   Transfers from Escrow.
     ---------------------

     (a) Rapidtron shall immediately provide written notification to the Lead Investor, the Principal Representative and the Escrow Agent on the date Rapidtron has filed its annual report on Form 10-KSB or Form 10-K containing the audited financial statements for the year ended December 31, 2004. Rapidtron shall also notify the Lead Investor prior to any issuance of shares of common stock or grants of options (or other securities exercisable to acquire shares of common stock) under any employee or consultant compensatory arrangement.

     (b) The Lead Investor shall, by giving written notice to the Principal Representative, Rapidtron and the Escrow Agent (a "CLAIM NOTICE"), make a claim against the Escrow Property for (i) any amounts claimed under Section 1(a)(iii)(A) of this Agreement, no later than FIFTEEN (15) DAYS following the date Rapidtron has filed its annual report on Form 10-KSB or Form 10-K containing the audited financial statements for the year ended December 31, 2004 or (ii) any amounts claimed under Section 1(a)(iii)(B) at any time prior to the Escrow Termination Date set forth in Section 4(g) (each such claim a "CONTRIBUTION CLAIM"). Such Claim Notice shall contain such facts and information as are then reasonably available and the specific basis for the Contribution Claim. In the event that the Lead Investor fails to give an Claim Notice to the Principal Representative, Rapidtron and the Escrow Agent within FIFTEEN (15) DAYS following the date Rapidtron has filed its annual report on Form 10-KSB or Form 10-K containing the audited financial statements for the year ended December 31, 2004, the Escrow Agent shall promptly transfer the Escrow Property to the Principals in accordance with Section 4(d).

     (c) In the event that the Principal Representative, after receiving a Claim Notice shall give written notice to the Lead Investor, Rapidtron and the Escrow Agent that it objects on behalf of the Principals to the Contribution Claim in respect of said claim(s) within SEVEN (7) DAYS following the date on which the Claim Notice regarding such claim(s) is delivered to the Principal Representative, then the Principal Representative and the Lead Investor shall endeavor to settle and compromise the claims subject to the Claim Notice. The Principal Representative and the Lead Agent shall promptly provide Rapidtron and the Escrow Agent notice of any settlement and compromise of the claims subject to the Claim Notice, and the Escrow Agent shall promptly transfer to Rapidtron that number of Escrow Shares or other property from the Escrow Property (to the extent that the Escrow Property is sufficient therefor) as directed by such settlement and compromise.

     (d) If the Principal Representative and the Lead Investor are unable to settle and compromise the claims within FIVE (5) DAYS, then Rapidtron shall cause the public accounting firm that audited the financial statements of Rapidtron contained in its annual report on Form 10-KSB or Form 10-K for the year ended December 31, 2004 to calculate the amount of the Principal Contribution based on Rapidtron's audited the financial statements for the years ended December 31, 2003 and 2004 and the provisions of Section 4.1(ii) of the Purchase Agreement for Contribution Claims under Section 1(a)(iii)(A) or the provisions of Section 4.3(c) of the Purchase Agreement for

Contribution Claims under Section 1(a)(iii)(B). The determination of Rapidtron's public accounting firm shall be in writing and certified by the auditors and such determination shall be final and binding on the Parties. Rapidtron shall immediately provide the Lead Investor, the Principal Representative and the Escrow Agent notice of the written determination by the auditors and the Escrow Agent shall promptly transfer to Rapidtron that number of Escrow Shares or other property from the Escrow Property (to the extent that the Escrow Property is sufficient therefor) as directed in such determination.

     (e) In the event that the Principal Representative fails to give written notice to the Lead Investor, Rapidtron and the Escrow Agent that it objects on behalf of the Principals to the Contribution Claim in respect of said claim(s) within SEVEN (7) DAYS following the date on which the Principal Representative receives the Claim Notice regarding such claim(s), at the end of such period, the Escrow Agent shall promptly transfer to Rapidtron that number of Escrow Shares or other property from the Escrow Property (to the extent that the Escrow Property is sufficient therefor) as directed by such Claim Notice.

     (f) The Escrow Property transferred under any Contribution Claim shall be drawn from each Principal on a pro rata basis (based upon such Principal's proportionate share of the Escrowed Property), rounded up to the nearest whole share.

     (g) Thirty (30) days following the date on which Rapidtron has filed its annual report on Form 10-KSB or Form 10-K containing the audited financial statements for the year ended December 31, 2004 (the "ESCROW TERMINATION DATE"), the remaining Escrow Property, if any, shall be transferred to the Principals in accordance with their respective interests if (i) all Escrow Property has not previously been transferred to Rapidtron in accordance with any of Section 4(b),
(c), (d) or (e) hereof or (ii) no Claim Notice has been given by the Lead Investor in accordance with Section 4(b) hereof; provided however, that if the
                                                 ----------------
Lead Investor has made any claim against the Escrow Property to which the Principal Representative has timely objected and which remains outstanding as of the Escrow Termination Date, then no Escrow Property shall be transferred to the Principals until such time as any such claim has been resolved in accordance with the provisions of Section 4(d); provided, however, that if the amount of
                                     -----------------
the claim is not disputed by the Lead Investor, and if such amount is less than the balance then remaining of the Escrow Property, then the balance of the Escrow Property not subject to such claim shall be transferred as provided in the first sentence of this Section 4(g).

     (h) In the event the Investors fail to make the Investment Commitment in any of Tranche 2 or Tranche 3 as required under Section 1.1 of the Purchase Agreement, Rapidtron shall provide a written notice of default to the Principal Representative and the Escrow Agent ("DEFAULT NOTICE"), and the Investors shall have SEVEN (7) DAYS to make the Investment Commitment; provided the Investment Commitment is not otherwise required as a result of an a material breach of the Purchase Agreement by Rapidtron or any of the Principals. The Default Notice shall demand tender of the Investment Commitment and provide (A) the total amount invested by the Investors under Section 1.1 of the Purchase Agreement ("TOTAL INVESTMENT"), and (B) a certification that neither the Principals nor Rapidtron have otherwise materially breached any material covenant in the Purchase Agreement. Notwithstanding the other provisions of this Section 4, if the Investors fail to cure the default within SEVEN (7) DAYS after delivery of the Default Notice to the Lead Investor, then Escrow Agent shall deliver to the Principals their respective portion of Escrow Property in an amount equal to the percentage of the Investment Commitment the Investors failed to invest bears to such Principal's Escrow Property (the "RELEASE AMOUNT"); provided that such Principal is employed by Rapidtron at the time of such Default Notice. For the purposes of this Section 4(h) the Release Amount shall be calculated as follows:
Release Amount equals Escrow Property multiplied by((Investment Commitment minus
               ------                 -------------                        -----
Total Investment) divided by Investment Commitment).  By way of example, if the
                  ----------
Investors make all investments except for the investment in Tranche 3 and the Escrow Property consists of 1,000,000 shares, then the Release Amount shall be 240,625 shares calculated as follows: 240,625 shares = 1,000,000 shares X ($1,600,000 - 1,215,000)/ $1,600,000).

     (i)  Notwithstanding the other provisions of this Section 4, including
Section 4(h), the Parties hereby acknowledge and agree that if the Investors breach the Purchase Agreement by failing to make the Investment Commitment in any of Tranche 2 or Tranche 3 as required under Section 1.1 of the Purchase Agreement, and Rapidtron and each of the Principals have satisfied all conditions under Section 2.3 of the Purchase Agreement and are not otherwise in material breach of any representation, warranty or covenant under the Purchase Agreement or any agreement contemplated in the Purchase Agreement, then the Principal Representative shall give the Lead Investor and the Escrow Agent written notice of default of the Investors' Investment Commitment (an "NOTICE OF NON-EXCUSABLE DEFAULT"), which Notice of Non-Excusable Default shall demand tender of the Investment Commitment and provide (A) a certification that all conditions under Section 2.3 of the Purchase Agreement have been satisfied, (B) neither the Principals nor Rapidtron are in material breach of any representation, warranty or covenant under the Purchase Agreement or any agreement contemplated in the Purchase Agreement, and (C) a demand for release of Escrow Property if the default is not cured within SEVEN (7) DAYS. If the Investors fail to cure the default within SEVEN (7) DAYS after delivery of the Notice of Non-Excusable Default to the Lead Investor, then Escrow Agent shall deliver the Escrow Property to the Principals in accordance with their respective interests; provided that such Principal is employed by Rapidtron at the time of such Notice of Intentional Default.

     (i) In the event that the Lead Investor, after receiving either a Default Notice or a Notice of Non-Excusable Default, shall give written notice to the Principal Representative, Rapidtron and the Escrow Agent that it objects on behalf of the Investors to the Default Notice or Notice of Non-Excusable Default, as applicable, in respect of said claim(s) within said SEVEN (7) DAYS following the date on which the Default Notice or Notice of Non-Excusable Default, as applicable, regarding such claim(s) is delivered to the Lead Investor, then the Principal Representative and the Lead Investor shall endeavor to settle and compromise the claims subject to the notice. The Principal Representative and the Lead Agent shall promptly provide Rapidtron and the Escrow Agent notice of any settlement and compromise of the claims, and the Escrow Agent shall promptly transfer that number of Escrow Shares or other property from the Escrow Property to the Principals in accordance with their respective interests (provided that such

Principal is employed by Rapidtron at such time) as directed by such settlement and compromise.

     (j) Notwithstanding the other provisions of this Section 4, the Escrow Agent shall release and distribute the Escrow Property to (i) Rapidtron pursuant to any written instructions executed by all of the Principals, (ii) to the Principals pursuant to any written instructions executed by the Lead Investor or
(iii) in accordance with any non-appealable order or decree by a court of competent jurisdiction to do so.

     (d) The Escrow Agent may deliver the certificates representing the Escrow Property to Rapidtron, with appropriate instructions, whenever necessary to effectuate a contribution of the Escrowed Shares in accordance with the terms hereof: Rapidtron, Inc., 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626

5.   Dividends; Voting; Contribution.
     -------------------------------

     (a)  Dividends.  Any dividends declared and paid, and any distributions
          ---------
made with respect to, the Escrowed Shares shall be delivered to the Escrow Agent and shall be held and transferred by the Escrow Agent in the same manner that the Escrowed Shares are held and transferred hereunder. All such dividends and distributions made in shares of the common stock of Rapidtron shall be deemed to be Escrowed Shares (allocated on the basis of the pro rata interest represented by such Escrowed Share) for any and all purposes hereunder.

     (b)  Voting.  Each of the Principals shall be entitled to vote the Escrowed
          ------
Shares held by the Escrow Agent as its nominee in accordance with its interests therein on all matters submitted to a vote of the stockholders of Rapidtron during the term of this Agreement but shall not be entitled to exercise any investment or dispositive powers over the Escrowed Shares.

6.   Fees of Escrow Agent.
     --------------------

     (a)  Ordinary Escrow Service Fees.  Rapidtron shall pay the Escrow Agent,
          ----------------------------
as compensation for its services hereunder: (a) a $500 non-refundable start-up fee, payable upon the Escrow Agent's execution of this Agreement; and (b) a $100 escrow processing fee for each receipt and disbursement of Escrow Shares and funds upon the Escrow Agent's demand.

     (b)  Extraordinary Service Fees.  If the conditions of this Agreement are
          --------------------------
not promptly fulfilled, or if Escrow Agent renders any service not provided for in this Agreement at the request of the Lead Investor, Rapidtron and the Principals, or if the Lead Investor, Rapidtron and the Principals request a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes in, any litigation pertaining to the Escrow or its subject matter (each case, an "EXTRAORDINARY SERVICE"), then the Escrow Agent shall be reasonably compensated for such Extraordinary Services and reimbursed for all costs, reasonable attorney's fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation, and the Escrow Agent shall have the right to retain all documents and/or other things of value at any time held by the Escrow Agent in the Escrow until such compensation, fees, costs, and expenses are paid. Each of Rapidtron and the Principals, jointly and severally, promise to pay to Escrow Agent these sums in connection with Extraordinary Services upon demand by Escrow Agent, which sums shall be borne equally by Rapidtron and the Principals.

7.   Rights and Duties of the Escrow Agent.
     -------------------------------------

     (a) The Escrow Agent shall have no implied duties and no obligation to take any action hereunder except for any action specifically provided by this Agreement to be taken by the Escrow Agent. The Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Escrowed Shares, and shall not be required to deliver the same or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, and make delivery of the Escrowed Shares as herein provided or by reason of any non-appealable order of a court of competent jurisdiction. The Escrow Agent shall not be liable to any party for any action taken or omitted to be taken hereunder or in connection herewith except for its own gross negligence or willful misconduct or breach of the specific provisions of this Agreement. The Escrow Agent may execute any of its duties hereunder by or through employees, agents and attorneys-in-fact.

     (b) Rapidtron, the Investors and the Principals hereby agree to jointly and severally indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents and employees (collectively, the "INDEMNITEES") from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses, including out-of-pocket and incidental expenses and legal fees and expenses ("LOSSES"), that may be imposed on, incurred by or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which they are authorized to rely pursuant to the terms of this Agreement. In addition to and not in limitation of the immediately preceding sentence, Rapidtron, the Investors and the Principals also agree to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against the Indemnitees or any of them in connection with or arising out of the Escrow Agent's performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct. The provisions of this
Section 7(b) shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent for any reason.

     (c) The Escrow Agent shall have the right to resign after first having given Rapidtron, the Lead Investor and the Principal Representative notice in writing of its intent to resign at least thirty (30) days in advance. At the expiration of such thirty (30) days, the Escrow Agent shall deliver the remaining Escrowed Shares to a successor Escrow Agent designated in writing by Rapidtron, the Lead Investor and the Principal Representative. If Rapidtron, the Lead Investor and the Principal Representative fail to designate a successor to the Escrow Agent within such time, the Escrow Agent shall, at the expense of Rapidtron and the Principals, institute a bill of interpleader as contemplated by Section 7(e)(ii) hereof. Any corporation or association into which the Escrow Agent in its individual capacity may be merged or converted or with which it


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
may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation or association to which all or substantially all the corporate trust business of the Escrow Agent in its individual capacity may be sold or otherwise transferred, shall be the Escrow Agent under this Agreement without further act.

     (d) The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents and assume the genuineness of any notice which is given to the Escrow Agent in proper form pursuant to this Agreement and reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person, without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to investigate or in any way determine whether the Investors are entitled to indemnification under the Purchase Agreement or the proper amount of any such indemnification.

     (e) Should any controversy arise between or among Rapidtron, the Investor, the Principals and/or any other person, firm or entity with respect to this Agreement, the Escrowed Shares or any part thereof, or the right of any party or other person to receive the Escrowed Shares, or should Rapidtron, the Lead Investor and the Principal Representative fail to designate another Escrow Agent as provided in Section 7(c) hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Escrowed Shares until the controversy is resolved and/or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader shall not, however, be deemed to modify the manner in which Escrow Agent is entitled to make transfers from the Escrowed Shares as hereinabove set forth other than to tender the Escrowed Shares into the possession and control of such court).

8.   Legal Counsel.
     -------------

     (a) The Escrow Agent may consult with its counsel or other counsel satisfactory to it with respect to any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any reasonable action taken, suffered or omitted by the Escrow Agent in good faith upon the advice of such counsel. Each of Lead Investor, Rapidtron and the Principals acknowledge and agree that Escrow Agent is acting as legal counsel to Rapidtron in connection with this Agreement and related transactions and will continue to represent Rapidtron and/ or the Principals in connection with this Agreement and related transactions. Each of Rapidtron, the Principals, and the Lead Investor, for itself and on behalf of all Investors, hereby waives any conflict of interest that may exist as a result of Escrow Agent providing such legal services to Rapidtron and/ or the Principals and hereby waives any right to cause a substitute Escrow Agent to be appointed solely as a result of such conflict of interest.

     (b) Each Party acknowledges that it has been advised by the other and the Escrow Agent to seek independent legal and financial (including tax) advice with respect to this Agreement and that it has not relied on the other party for any advice, whether legal or otherwise, with respect to this Agreement. Specifically, each of the Principals has had the opportunity, and has been strongly advised, to consult with its counsel or other counsel satisfactory to it with respect to any
question relating to its duties or responsibilities hereunder.   Each of the
Principals understands that entering into this Agreement has or may have material legal and tax consequences on such Principal, and neither the Investors nor Rapidtron has given any opinion or representation with respect to the legal or tax consequences to the Principals.

     (c) Subject to Rapidtron's requirement to pay the Investor's Legal Fee pursuant to the Purchase Agreement, each party shall be responsible for its legal expenses incurred by it, in connection with the transactions contemplated by this Agreement.

9.   Miscellaneous.
     -------------

     (a)  Time Periods.  For purposes of computing time periods hereunder, all
          ------------
references to "days" shall mean regular business days of the Escrow Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

     (b)  Further Assurances.  The parties will sign and deliver all further
          ------------------
documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

     (c)  Severability.  If one or more of the provisions contained herein shall
          ------------
for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (d)  Survival of Indemnification.  Notwithstanding termination of this
          ---------------------------
Agreement, the provisions of Sections 7 and 8(a) shall remain in full force and effect for so long as the Escrow Agent may have any liability.

     (e)  Default.  Waiver of any default shall not constitute waiver of any
          -------
other or subsequent default.

     (f)  Notices.  All notices and other communications hereunder shall be in
          -------
writing (including wire, telefax or similar writing) and shall be delivered, addressed or telefaxed as follows:

          If to Rapidtron:

               Rapidtron, Inc.
               3151 Airway Avenue, #Q
               Costa Mesa, CA 92626-4627

               Attn: John Creel, CEO

          With a required copy to:

               Lee & Goddard, LLP
               18500 Von Karman Ave, Suite 400
               Irvine, CA 92612
               Attn: Raymond A. Lee

          If to the Principal Representative:

               John Creel
               3151 Airway Avenue, #Q
               Costa Mesa, CA 92626-4627

          If to the Lead Investor:

               Ceres Financial Limited
               Walkers Chambers
               P.O. Box 92
               Mill Mall
               Road Town, Tortola
               British Virgin Islands

          If to the Escrow Agent:

               Lee & Goddard, LLP
               18500 Von Karman Ave, Suite 400
               Irvine, CA 92612
               Attn: Raymond A. Lee

Each such notice, request or other communication shall be given by hand delivery, by nationally recognized courier service or by telefax, receipt confirmed. Each such notice, request or communication shall be effective (i) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 9(f) (or in accordance with the latest unrevoked written direction from such party); (ii) if given by telefax, when such telefax is transmitted to the telefax number specified in this Section 9(f) (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

     (g)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, all of which shall be deemed one and the same agreement.

     (h)  Amendment.  This Agreement may not be amended or modified except by a
          ---------
written agreement signed by each of the parties hereto.

     (i)  Governing Law.  This Agreement shall be construed, enforced, and
          -------------
administered in accordance with the laws of the State of California, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction.

     (j)  Construction; Defined Terms.  This Agreement shall be interpreted
          ---------------------------
neutrally and no construction against the drafter shall be permitted. All defined terms used herein shall have the meanings herein defined or, if not defined herein, shall have the meanings ascribed to such terms in the Purchase Agreement.

     (k)  Entire Agreement.  This Agreement, together with the Purchase
          ----------------
Agreement, constitutes the entire agreement and understanding among Rapidtron, the Principals, the Lead Investor and the Escrow Agent and supersedes any prior agreement and understanding relating to the subject matter of this Agreement. Any capitalized term not otherwise defined herein shall have the same meaning ascribed to such term in the Purchase Agreement.

                                  *     *     *

     IN WITNESS WHEREOF, this Escrow and Contribution Agreement has been executed by the parties as of the date first above written.

RAPIDTRON, INC.                      PRINCIPALS:
                                     John Creel

By:  /s/ John Creel                    By: /s/ John Creel
     ----------------------------          ----------------------------
Name:                                  Name: John Creel
Title:  President                      Address:



ESCROW AGENT:                        Steve Meineke

Lee & Goddard, LLP                     By: /s/ Steve Meineke
                                           -------------------
                                       Name: Steve Meineke
                                       Address:
By:  /s/ Raymond A. Lee
     ----------------------------          ----------------------------
Name: Raymond A. Lee
     ----------------------------
Title: Partner
      ---------------------------


LEAD INVESTOR:                       Peter Dermutz

By:  /s/ J. Duffy                      By: /s/ Peter Dermutz
     ----------------------------          ----------------------------
Name: Newbury Limited                  Name: Peter Dermutz
     ----------------------------
Title: Director                        Address:
      ---------------------------

CONSENTS OF SPOUSES:

                                CONSENT OF SPOUSE

The undersigned is the spouse of John Creel, a Principal (as such term is defined therein) in the foregoing Escrow and Contribution Agreement (the "AGREEMENT") dated as of November __, 2003. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

I hereby acknowledge that I have carefully reviewed the Agreement and such other documents as I have deemed appropriate. I have had an opportunity to consult with legal counsel and have discussed the contents of the Agreement with legal counsel. I understand fully the transactions described in the Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Agreement, my spouse agrees, among other things, to escrow and contribute all of his outstanding shares (the "COMMON SHARES") of common stock of Rapidtron, including my community property interest therein, if any, in accordance with the Agreement. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, neither I nor anyone claiming on my behalf will seek to partition my or my spouse's community property interest in Common Shares or the Shares and that in any such event I shall be entitled only to the value of my interest in such Common Shares or Shares, if any, and that I shall have no claim or right to Common Shares or Shares themselves.

                              EXECUTED this  12 day of November, 2003.



                              /s/ Judith Creel
                              ----------------------------------------

                                CONSENT OF SPOUSE

The undersigned is the spouse of Steve Meineke, a Principal (as such term is defined therein) in the foregoing Escrow and Contribution Agreement (the "AGREEMENT") dated as of November __, 2003. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

I hereby acknowledge that I have carefully reviewed the Agreement and such other documents as I have deemed appropriate. I have had an opportunity to consult with legal counsel and have discussed the contents of the Agreement with legal counsel. I understand fully the transactions described in the Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Agreement, my spouse agrees, among other things, to escrow and contribute all of his outstanding shares (the "COMMON SHARES") of common stock of Rapidtron, including my community property interest therein, if any, in accordance with the Agreement. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, neither I nor anyone claiming on my behalf will seek to partition my or my spouse's community property interest in Common Shares or the Shares and that in any such event I shall be entitled only to the value of my interest in such Common Shares or Shares, if any, and that I shall have no claim or right to Common Shares or Shares themselves.


                                   EXECUTED this 12 day of November, 2003.



      /s/ Julie Meineke
----------------------------------------

                                CONSENT OF SPOUSE

The undersigned is the spouse of Peter Dermutz, a Principal (as such term is defined therein) in the foregoing Escrow and Contribution Agreement (the "AGREEMENT") dated as of November __, 2003. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

I hereby acknowledge that I have carefully reviewed the Agreement and such other documents as I have deemed appropriate. I have had an opportunity to consult with legal counsel and have discussed the contents of the Agreement with legal counsel. I understand fully the transactions described in the Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Agreement, my spouse agrees, among other things, to escrow and contribute all of his outstanding shares (the "COMMON SHARES") of common stock of Rapidtron, including my community property interest therein, if any, in accordance with the Agreement. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, neither I nor anyone claiming on my behalf will seek to partition my or my spouse's community property interest in Common Shares or the Shares and that in any such event I shall be entitled only to the value of my interest in such Common Shares or Shares, if any, and that I shall have no claim or right to Common Shares or Shares themselves.

                                   EXECUTED this ___ day of November, 2003.



                              /s/ [illegible] Dermutz
                         ----------------------------------------

                                   SCHEDULE A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

--------------------------------------------------------------------------------
PRINCIPAL NAME                         NUMBER OF ESCROW SHARES
--------------------------------------------------------------------------------
John Creel                             7,019,498
Steve Meineke                          -0-
Peter Dermutz                          2,104,894

                                   SCHEDULE B
                                   ----------

                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Rapidtron, Inc. , a Nevada corporation, ______________ shares of Common Stock of Rapidtron, Inc. represented by stock certificate number ___________ and does hereby irrevocably constitute and appoint _____________ (Escrow Agent), its attorney to transfer said shares on the books of said corporation with full power of substitution in the premises in accordance with that certain Escrow and Contribution Agreement dated effective as of November ___, 2003.

DATED:  ________, 2003

                                        SIGNATURE:

                                        John Creel


                                        ----------------------------------------

                                        ----------------------------------------
                                        Print or Type Name and Title

                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Rapidtron, Inc. , a Nevada corporation, ______________ shares of Common Stock of Rapidtron, Inc. represented by stock certificate number ___________ and does hereby irrevocably constitute and appoint _____________ (Escrow Agent), its attorney to transfer said shares on the books of said corporation with full power of substitution in the premises in accordance with that certain Escrow and Contribution Agreement dated effective as of November ___, 2003.

DATED:  ________, 2003

                                       SIGNATURE:

                                       Steve Meineke


                                        ----------------------------------------

                                        ----------------------------------------
                                        Print or Type Name and Title

                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Rapidtron, Inc. , a Nevada corporation, ______________ shares of Common Stock of Rapidtron, Inc. represented by stock certificate number ___________ and does hereby irrevocably constitute and appoint _____________ (Escrow Agent), its attorney to transfer said shares on the books of said corporation with full power of substitution in the premises in accordance with that certain Escrow and Contribution Agreement dated effective as of November ___, 2003.

DATED:  ________, 2003

                                        SIGNATURE:

                                        Peter Dermutz


                                        ----------------------------------------

                                        ----------------------------------------
                                        Print or Type Name and Title